Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

Brookfield Real Assets Debt Fund

Center Coast Brookfield Midstream Focus Fund

Oaktree Emerging Markets Equity Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated January 20, 2022 to each Fund’s Statement of Additional Information,

as supplemented and amended to date

Update Regarding the Board of Trustees

Effective December 31, 2021, Mr. Louis P. Salvatore, an Independent Trustee of the Trust, Chairman of the Audit Committee and member of the Nominating and Compensation Committee resigned from the Board of Trustees. At that time, Mr. William H. Wright II assumed Mr. Salvatore’s role as Chairman of the Audit Committee. At a Special Meeting of the Board of Trustees held on December 13, 2021, the Board ratified and approved the Audit Committee’s selection and appointment of Mr. Wright to serve as Chairman of the Audit Committee. Mr. Wright has served as an Independent Trustee of the Trust, and member of the Audit and Nominating and Compensation Committees since August 2020.

Capitalized terms used herein but not defined shall have the meanings assigned to them in each Fund’s SAI.

Please retain this Supplement for reference.